UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue

Palo Alto, California 94304

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of PricewaterhouseCoopers LLP. On May 27, 2008, Affymax, Inc. (the “Registrant”) notified PricewaterhouseCoopers LLP (“PwC”) that the Registrant was dismissing PwC as its independent registered public accounting firm, effective immediately. The Registrant’s Audit Committee of the Board of Directors approved the dismissal of PwC as the Registrant’s independent registered public accounting firm.

The PwC report on the Registrant’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2006 and through May 27, 2008, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in its reports on the Registrant’s financial statements for such years.

As previously disclosed in the Item 4 section of the Registrant’s Form 10-Q for the quarter ended September 30, 2007, two material weaknesses in internal controls over financial reporting existed.  One material weakness was due to ineffective controls over the completeness and accuracy of deferred income tax assets and liabilities and the income tax provision.  The other material weakness was due to ineffective controls over the accuracy of collaboration revenue.  Management of the Registrant believes that both such material weaknesses were remediated as of December 31, 2007.  Except for the two material weaknesses discussed above, during the fiscal years ended December 31, 2007 and 2006 and through May 27, 2008, there were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K.  Management of the Registrant has authorized PwC to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Registrant has provided PwC with a copy of the above disclosures and requested that PwC furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from PwC is filed herewith as Exhibit 16.1.

(b) Engagement of Ernst & Young LLP. On May 27, 2008, the Audit Committee of the Board of Directors of Registrant engaged Ernst & Young LLP (“E&Y”) to serve as the Registrant’s independent registered public accounting firm. During the fiscal years ended December 31, 2007 and 2006 and through May 27, 2008, the Registrant did not consult E&Y with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2)(i) and (ii).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Descriptions

16.1	Letter from PricewaterhouseCoopers LLP dated May 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: May 30, 2008	By:
/s/ Paul B. Cleveland

Paul B. Cleveland Executive Vice President, Corporate Development and Chief Financial Officer